UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018
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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure

In conjunction with the notes offering described below, Cimpress N.V. ("Cimpress") expects to amend its credit facility to increase the size of the revolver to about $840 million, lower the interest rate spread to LIBOR plus 1.375% to 2.0% depending on leverage, and increase the total leverage covenant by 0.25 times trailing twelve month EBITDA. The senior secured covenant is expected to remain at 3.25 times trailing twelve month EBITDA. We expect to close this transaction on or about the date of the notes issuance.

Item 8.01.    Other Events

On June 1, 2018, Cimpress priced its previously announced private offering of $400.0 million in aggregate principal amount of 7.0% senior notes due 2026 (the "notes"). The notes will pay interest on a semi-annual basis. The price to investors will be 100% of the principal amount of the notes. The issuance of the notes is expected to close on June 15, 2018, subject to customary closing conditions.

The notes are being sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States under Regulation S under the Securities Act.

The press release announcing the pricing of the offering is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 shall constitute an offer to sell or the solicitation of an offer to buy any notes, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated June 1, 2018 entitled “Cimpress Prices Offering of Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2018        Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer